MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES
                                                          Two World Trade Center

LETTER TO THE SHAREHOLDERS April 30, 2001               New York, New York 10048

DEAR SHAREHOLDER:

During the six-month period ended April 30, 2001, the U.S. economy began to show signs of a slowdown as retail sales flattened, capital spending stalled and unemployment edged upward. The stock market became more volatile and the value of many equities declined. Earlier fears about inflation were replaced with concerns over weakening asset prices. The change in market psychology was reinforced last December when comments by Federal Reserve Board Chairman Alan Greenspan indicated that the central bank was ready to switch to a bias toward easing rates if the economy continued to show weakness. These comments sparked a strong year-end rally in the fixed-income markets that lowered interest rates across the yield curve. Between January and April 2001, the Fed followed through by lowering the federal funds rate in four 50-basis-point moves from 6.50 to
4.50 percent. Subsequent to the end of the reporting period, on May 15, 2001, the Federal Reserve lowered rates an additional 50 basis points.

MUNICIPAL MARKET CONDITIONS

The yield of the long-term insured municipal bond index stabilized near 5.25 percent during the first three months of 2001. This level was nearly 75 basis points lower than a year ago. However, yields rose in April when economic data proved more favorable than expected. The index closed the month at a yield of
5.45 percent. As the Federal Reserve began to ease monetary policy, the yield pickup for extending tax-exempt maturities from one to 30 years jumped from 150 to 240 basis points. The California electric crisis has adversely affected California municipal bond yields. Whereas yields on California bonds were substantially lower than national levels six months ago, they were at or above national levels by the end of April.

Historically, the ratios of municipal yields as a percentage of Treasury yields have been used to track the relationship between the two markets. The ratio of 30-year insured municipals to Treasuries declined slightly, to

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

95 percent, during the first half of the fiscal year. Over the past three years this ratio has ranged between 86 and 100 percent.

Lower interest rates have led to a resurgence in new-issue supply. During the first four months of 2001, new-issue volume increased 36 percent, to $77 million. For all of calendar year 2000, total new-issue volume was $200 billion. California new-issue underwriting represented 12 percent of national volume.

                        30-YEAR BOND YIELDS 1995 - 2001

           Insured                       U.S.                    Insured Municipal Yields/
       Municipal Yields            Treasury Yields              U.S. Treasury Yields (Ratio)
1995        6.40                         7.70                               83.12
            6.15                         7.44                               82.66
            6.15                         7.43                               82.77
            6.20                         7.34                               84.47
            5.80                         6.66                               87.09
            6.10                         6.62                               92.15
            6.10                         6.86                               88.92
            6.00                         6.66                               90.09
            5.95                         6.48                               91.82
            5.75                         6.33                               90.84
            5.50                         6.14                               89.58
            5.35                         5.94                               90.07
1996        5.40                         6.03                               89.55
            5.60                         6.46                               86.69
            5.85                         6.66                               87.84
            5.95                         6.89                               86.36
            6.05                         6.99                               86.55
            5.90                         6.89                               85.63
            5.85                         6.97                               83.93
            5.90                         7.11                               82.98
            5.70                         6.93                               82.25
            5.65                         6.64                               85.09
            5.50                         6.35                               86.61
            5.60                         6.63                               84.46
1997        5.70                         6.79                               83.95
            5.65                         6.80                               83.09
            5.90                         7.10                               83.10
            5.75                         6.94                               82.85
            5.65                         6.91                               81.77
            5.60                         6.78                               82.60
            5.30                         6.30                               84.13
            5.50                         6.61                               83.21
            5.40                         6.40                               84.38
            5.35                         6.15                               86.99
            5.30                         6.05                               87.60
            5.15                         5.92                               86.99
1998        5.15                         5.80                               88.79
            5.20                         5.92                               87.84
            5.25                         5.93                               88.53
            5.35                         5.95                               89.92
            5.20                         5.80                               89.66
            5.20                         5.65                               92.04
            5.18                         5.71                               90.72
            5.03                         5.27                               95.45
            4.95                         5.00                               99.00
            5.05                         5.16                               97.87
            5.00                         5.06                               98.81
            5.05                         5.10                               99.02
1999        5.00                         5.09                               98.23
            5.10                         5.58                               91.40
            5.15                         5.63                               91.47
            5.20                         5.66                               91.87
            5.30                         5.83                               90.91
            5.47                         5.96                               91.78
            5.55                         6.10                               90.98
            5.75                         6.06                               94.88
            5.85                         6.05                               96.69
            6.03                         6.16                               97.89
            6.00                         6.29                               95.39
            5.97                         6.48                               92.13
2000        6.18                         6.49                               95.22
            6.04                         6.14                               98.37
            5.82                         5.83                               99.83
            5.91                         5.96                               99.16
            5.91                         6.01                               98.34
            5.84                         5.90                               98.98
            5.73                         5.78                               99.13
            5.62                         5.67                               99.12
            5.74                         5.89                               97.45
            5.65                         5.79                               97.58
            5.55                         5.61                               98.93
            5.27                         5.46                               96.52
2001        5.30                         5.50                               96.36
            5.27                         5.31                               99.25
            5.26                         5.44                               96.69
            5.45                         5.79                               94.13%


Source: Municipal Market Data - A Division of Thomson Financial Municipal Group and Bloomberg L.P.

PERFORMANCE

During the six-month period ended April 30, 2001, the net asset value (NAV) of Morgan Stanley Dean Witter California Quality Municipal Securities (IQC) increased from $13.96 to $14.03 per share. Based on this change, plus a reinvestment of tax-free dividends totaling $0.35 per share, the Trust's total NAV return was 3.21 percent. IQC's value on the New York Stock Exchange (NYSE) increased from $12.063 to $12.42 per share during this period. Based on this change plus reinvestment of tax-free dividends, IQC's total market return was
5.74 percent. As of April 30, 2001, IQC's share price was at an 11.48 percent discount to its NAV.

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

Monthly dividends for the second quarter of 2001, declared in March, were unchanged at $0.0575 per share. The Trust's level of undistributed net investment income was $0.087 per share on April 30, 2001, versus $0.066 per share six months earlier.

PORTFOLIO STRUCTURE

The Trust's net assets of $201.8 million were diversified among 11 long-term sectors and 32 credits. At the end of April, the portfolio's average maturity was 19 years. Average duration, a measure of sensitivity to interest-rate changes, was 7.3 years. The accompanying charts and table provide current information on the portfolio's credit quality, maturity distribution and sector concentrations. Optional redemption provisions are also shown by year of the call and their respective cost (book) yields.

THE IMPACT OF LEVERAGING

As discussed in previous shareholder reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding Auction Rate Preferred Shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shareholders depends on two factors. The first factor is the amount of ARPS outstanding, while the second is the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates. ARPS leverage also increases the price volatility of common shares and has the effect of extending portfolio duration.

During the six month period, ARPS leverage contributed approximately $0.03 per share to common share earnings. The Trust's three weekly ARPS series totaling $55 million represented 27 percent of net assets. Weekly yields ranged between
2.00 and 5.05 percent. In comparison, the yield on one-year municipal notes has fallen from 4.19 percent in October 2000 to 3.08 percent at the end of April.

LOOKING AHEAD

The slower pace of economic growth and the Federal Reserve Board's shift to an easing bias in its monetary policy should create a favorable backdrop for fixed-income investments. In this environment,

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES tax-free income and relative attractiveness versus Treasuries continue to offer good long-term value to municipal investors.

The Trust's procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions. During the six-month period ended April 30, 2001, the Trust purchased and retired 147,500 shares of common stock at a weighted average market discount of 9.63 percent.

We appreciate your ongoing support of Morgan Stanley Dean Witter California Quality Municipal Securities and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                       /s/ MITCHELL M. MERIN

CHARLES A. FIUMEFREDDO                           MITCHELL M. MERIN
Chairman of the Board                            President

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

[LARGEST SECTORS BAR GRAPH]

LARGEST SECTORS AS OF AUGUST 31, 1998
(% OF NET ASSETS)

WATER & SEWER                     29%
EDUCATION                         13%
PUBLIC FACILITIES                 12%
ELECTRIC                           8%
TRANSPORTATION                     8%
TAX ALLOCATION                     8%
HOSPITAL                           7%
REFUNDED                           6%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

[CREDIT RATINGS PIE CHART]

CREDIT RATINGS AS OF APRIL 30, 2001
(% OF TOTAL LONG-TERM PORTFOLIO)

AAA OR AAA                        46%
AA OR AA                          36%
A OR A                            13%
BAA OR BBB                         3%
BA OR BB                           2%

AS MEASURED BY MOODY'S INVESTORS SERVICE, INC. OR STANDARD & POOR'S CORP.

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.


                            DISTRIBUTION BY MATURITY
                               (% OF NET ASSETS)

                         WEIGHTED AVERAGE
                        MATURITY: 19 YEARS

UNDER 1 YEAR                   0.9%
1-5 YEARS                      2.0%
5-10 YEARS                     2.5%
10-20 YEARS                   50.9%
20-30 YEARS                   34.8%
30+ YEARS                      7.1%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

                     CALL AND COST (BOOK) YIELD STRUCTURE
                        (BASED ON LONG-TERM PORTFOLIO)
                                 APRIL 30, 2001

                                                            WEIGHTED AVERAGE
                                                        CALL PROTECTION: 3 YEARS

                                BONDS CALLABLE

YEARS BONDS
 CALLABLE
-----------
2001                                         0%
2002                                         5%
2003                                        62%
2004                                        15%
2005                                         0%
2006                                         1%
2007                                         3%
2008                                         4%
2009                                         1%
2010                                         4%
2011+                                        5%

                                                                WEIGHTED AVERAGE
                                                                BOOK YIELD: 5.5%

                              COST (BOOK) YIELD*

2001                               0%
2002                             5.5%
2003                             5.6%
2004                             5.4%
2005                               0%
2006                             5.7%
2007                             5.4%
2008                             5.2%
2009                             5.2%
2010                             5.8%
2011+                            5.3%

* COST OR "BOOK" YIELD IS THE ANNUAL INCOME EARNED ON A PORTFOLIO INVESTMENT BASED ON ITS ORIGINAL PURCHASE PRICE BEFORE TRUST OPERATING EXPENSES. FOR EXAMPLE, THE TRUST IS EARNING A BOOK YIELD OF 5.5% ON 5% OF THE LONG-TERM PORTFOLIO THAT IS CALLABLE IN 2002.

  PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

PORTFOLIO OF INVESTMENTS April 30, 2001 (unaudited)

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE        VALUE
----------------------------------------------------------------------------------------------------------
            CALIFORNIA TAX-EXEMPT MUNICIPAL BONDS (97.3%)
            General Obligation (1.7%)
            California,
$  1,375     Dtd 04/01/93...............................................  5.90 %   04/01/23   $  1,404,659
                                                                                              ------------
   2,000     Dtd 09/01/00 (FGIC)........................................  5.25     09/01/30      1,955,920
--------                                                                                      ------------
   3,375                                                                                         3,360,579
--------                                                                                      ------------

            Educational Facilities Revenue (12.7%)
            California Educational Facilities Authority,
   5,000     Carnegie Institute of Washington 1993 Ser A................  5.60     10/01/23      5,064,450
   1,500     Culinary Institute of America Ser 1993 (Connie Lee)........  5.30     10/01/23      1,470,630
   2,500     Pepperdine University 1993 Ser A (MBIA)....................  5.50     06/01/19      2,527,175
   8,000    California Public Works Board, University of California Ser
             1993 B.....................................................  5.50     06/01/14      8,488,960
            University of California,
   5,000     UCLA Central Chiller/Cogeneration Refg Ser 1993 COPs.......  5.50     11/01/14      5,069,550
   3,000     UCLA Central Chiller/Cogeneration Refg Ser 1993 COPs.......  5.60     11/01/20      3,015,360
--------                                                                                      ------------
  25,000                                                                                        25,636,125
--------                                                                                      ------------

            Electric Revenue (7.7%)
            Los Angeles Department of Water & Power,
   2,000     2001 Ser A.................................................  5.00     07/01/24      1,884,720
   4,000     Issue of 1993 (Secondary Ambac)............................  5.375    09/01/23      4,002,000
   5,000    Northern California Transmission Agency, California Oregon
             Transmission
             Refg Ser 1993 A (MBIA).....................................  5.25     05/01/20      4,958,450
   5,000    Southern California Public Power Authority, Mead - Phoenix
             1994 Ser A (Ambac).........................................  4.875    07/01/20      4,722,800
--------                                                                                      ------------
  16,000                                                                                        15,567,970
--------                                                                                      ------------

            Hospital Revenue (7.4%)
   2,500    Alameda County, Alameda County Medical Center, Ser 1998
             (MBIA).....................................................  5.00     06/01/23      2,384,175
   2,000    California Statewide Communities Development Authority,
             Children's Hospital of Los Angeles Ser 1993 COPs (MBIA)....  6.00     06/01/13      2,243,460
            California Health Facilities Financing Authority,
   3,000     Cedars-Sinai Medical Center Ser 1997 A (MBIA)..............  5.25     08/01/27      2,930,400
   5,000     Kaiser Permanente Ser 1985.................................  5.55     08/15/25      4,831,450
   2,500    Central California Joint Powers Health Financing Authority,
             Community Hospitals
             of Central California Ser 2000 COPs........................  6.00     02/01/30      2,527,350
--------                                                                                      ------------
  15,000                                                                                        14,916,835
--------                                                                                      ------------


            Industrial Development/Pollution Control Revenue (2.0%)
   5,000    California Pollution Control Financing Authority, Pacific
--------     Gas & Electric Co 1993 Ser B (AMT).........................  5.85     12/01/23      4,104,900
                                                                                              ------------


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

PORTFOLIO OF INVESTMENTS April 30, 2001 (unaudited) continued



PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE        VALUE
----------------------------------------------------------------------------------------------------------
            Mortgage Revenue - Single Family (4.2%)
$  8,305    California Housing Finance Agency, Home 1993 Ser B..........  5.65 %   08/01/14   $  8,549,250
--------                                                                                      ------------

            Public Facilities Revenue (12.1%)
   7,000    California Public Works Board, Corrections 1993 Ser D.......  5.375    06/01/12      7,410,340
   4,000    Irvine Unified School District - Community Facilities
             District #86-1, Special Tax Ser 1998 (Ambac)...............  5.00     11/01/19      3,894,520
   5,000    Los Angeles Convention & Exhibition Center Authority, 1993
             Refg Ser A (MBIA)..........................................  5.125    08/15/13      5,067,800
   5,000    Los Angeles County Public Works Financing Authority, Proj IV
             (MBIA).....................................................  5.25     12/01/16      5,040,250
   3,000    Redding Joint Powers Financing Authority, 1993 Ser A........  5.50     01/01/13      3,029,220
--------                                                                                      ------------
  24,000                                                                                        24,442,130
--------                                                                                      ------------

            Tax Allocation Revenue (7.7%)
   6,870    Garden Grove Community Development Agency, Refg Issue of
             1993.......................................................  5.875    10/01/23      6,880,168
   7,000    Rosemead Redevelopment Agency, Proj # 1 Ser 1993 A..........  5.60     10/01/33      6,660,920
   2,000    San Jose Redevelopment Agency, Merged Area Ser 1993
             (MBIA).....................................................  5.00     08/01/20      1,927,980
--------                                                                                      ------------
  15,870                                                                                        15,469,068
--------                                                                                      ------------

            Transportation Facilities Revenue (7.5%)
   5,000    Long Beach, Harbor Ser 1993 (AMT)...........................  5.00     05/15/10      5,057,600
   2,000    Los Angeles, Harbor Issue of 1996 Ser B (AMT) (MBIA)........  5.375    11/01/19      2,006,720
   7,000    Los Angeles, County Metropolitan Transportation Authority,
             Sales Tax Refg Ser 1993 A (MBIA)...........................  5.625    07/01/18      7,125,440
   1,000    San Francisco Bay Area Rapid Transit District, Sales Tax Ser
             1998 (Ambac)...............................................  4.75     07/01/23        915,290
--------                                                                                      ------------
  15,000                                                                                        15,105,050
--------                                                                                      ------------

            Water & Sewer Revenue (28.8%)
   8,000    California Department of Water Resources, Central Valley Ser
             L..........................................................  5.50     12/01/23      8,056,399
   5,000    Eastern Municipal Water District, Ser 1993 A COPs (FGIC)....  5.25     07/01/23      4,941,550
   5,000    Los Angeles, Wastewater Refg Ser 1993-D (FGIC)..............  5.20     11/01/21      4,917,050
   5,000    Los Angeles County Sanitation Districts Financing Authority,
             1993 Ser A.................................................  5.25     10/01/19      4,935,900
   5,000    Los Angeles Department of Water & Power, Water 2001 Ser A...  5.125    07/01/41      4,672,100
   3,000    Marin County Municipal Water District, Ser 1993.............  5.65     07/01/23      3,042,840
            Metropolitan Water District of Southern California,
   5,000     Issue of 1992..............................................  5.50     07/01/13      5,225,900
   3,000     Waterworks Ser C...........................................  5.25     07/01/15      3,050,910
   6,000    Moulton-Niguel Water District, 1993 COPs (Ambac)............  5.30     09/01/23      5,974,620
   2,500    Rancho Water District Financing Authority, Refg Ser 1994
             (Ambac)....................................................  5.00     08/15/14      2,512,500
   3,000    Sacramento Financing Authority, Water & Capital Improvement
             2001 Ser A (Ambac).........................................  5.00     12/01/26      2,846,430
   8,000    San Diego Public Facilities Authority, Sewer Ser 1993 A.....  5.25     05/15/20      7,886,160
--------                                                                                      ------------
  58,500                                                                                        58,062,359
--------                                                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

PORTFOLIO OF INVESTMENTS April 30, 2001 (unaudited) continued



PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE        VALUE
----------------------------------------------------------------------------------------------------------
            Refunded (5.5%)
$  4,000    Anaheim, Anaheim Memorial Hospital Association COPs (Ambac)
             (ETM)......................................................  5.00 %   05/15/13   $  4,053,240
   4,000    Sacramento County Sanitation Districts Financing Authority,
             Ser 1993 (ETM).............................................  5.00     12/01/16      4,001,440
   3,000    Puerto Rico Infrastructure Financing Authority, 2000 Ser A
             (ETM)......................................................  5.50     10/01/32      3,080,070
--------                                                                                      ------------
  11,000                                                                                        11,134,750
--------                                                                                      ------------

 197,050    TOTAL CALIFORNIA TAX-EXEMPT MUNICIPAL BONDS (Cost $193,967,813)................    196,349,016
--------                                                                                      ------------

            CALIFORNIA TAX-EXEMPT SHORT-TERM MUNICIPAL OBLIGATIONS
             (0.9%)
     800    California Statewide Communities Development Authority, John
             Muir/Mt Diablo
             Health System COPs (Ambac) (Demand 05/01/01)...............  4.20*    08/15/27        800,000
   1,000    Irvine Ranch Water District, Ser A (Demand 05/01/01)........  4.20*    05/01/09      1,000,000
--------                                                                                      ------------
            TOTAL CALIFORNIA TAX-EXEMPT SHORT-TERM MUNICIPAL OBLIGATIONS (Cost
   1,800     $1,800,000)...................................................................      1,800,000
--------                                                                                      ------------

$198,850    TOTAL INVESTMENTS (Cost $195,767,813) (a)............................     98.2%    198,149,016
========

            OTHER ASSETS IN EXCESS OF LIABILITIES..................................     1.8      3,646,259
                                                                                      -----   ------------

            NET ASSETS............................................................    100.0%  $201,795,275
                                                                                      =====   ============

---------------------
   AMT      Alternative Minimum Tax.
   COPs     Certificates of Participation.
   ETM      Escrowed to maturity.
    *       Current coupon of variable rate demand obligation.
   (a)      The aggregate cost for federal income tax purposes
            approximates the aggregate cost for book purposes. The
            aggregate gross unrealized appreciation is $4,315,378 and
            the aggregate gross unrealized depreciation is $1,934,175, resulting in net unrealized appreciation of $2,381,203.

Bond Insurance:
--------------
  Ambac     Ambac Assurance Corporation.
Connie Lee  Connie Lee Insurance Company - a wholly owned subsidiary of
            Ambac Assurance Corporation.
   FGIC     Financial Guaranty Insurance Company.
   MBIA     Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2001 (unaudited)
ASSETS:
Investments in securities, at value
 (cost $195,767,813)........................................ $198,149,016
Cash........................................................        4,866
Receivables for:
    Interest................................................    3,285,657
    Investment sold.........................................      485,536
Prepaid expenses and other assets...........................       53,752
                                                              -----------

    TOTAL ASSETS............................................  201,978,827
                                                              -----------

LIABILITIES:
Payable for:
    Investment advisory fee.................................       60,785
    Dividends to preferred shareholders.....................       27,444
    Common shares of beneficial interest repurchased........        1,251
Accrued expenses and other payables.........................       94,072
                                                              -----------

    TOTAL LIABILITIES.......................................      183,552
                                                              -----------

    NET ASSETS.............................................. $201,795,275
                                                              ===========
COMPOSITION OF NET ASSETS:
Preferred shares of beneficial interest (1,000,000 shares
 authorized of non-participating $.01 par value, 1,100
 shares outstanding)........................................  $55,000,000
                                                              -----------
Common shares of beneficial interest (unlimited shares
 authorized of $.01 par value, 10,463,413 shares
 outstanding)...............................................  150,839,229
Net unrealized appreciation.................................    2,381,203
Accumulated undistributed net investment income.............      908,101
Accumulated net realized loss...............................   (7,333,258)
                                                              -----------

    NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS............  146,795,275
                                                              -----------

    TOTAL NET ASSETS........................................ $201,795,275
                                                              ===========

NET ASSET VALUE PER COMMON SHARE
 ($146,795,275 divided by 10,463,413 common shares
 outstanding)...............................................       $14.03
                                                             ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

STATEMENT OF OPERATIONS
For the six months ended April 30, 2001 (unaudited)
NET INVESTMENT INCOME:
INTEREST INCOME............................................. $5,370,180
                                                              ---------

EXPENSES
Investment management fee...................................    357,108
Auction commission fees.....................................     68,262
Professional fees...........................................     24,930
Shareholder reports and notices.............................     18,462
Registration fees...........................................     16,461
Transfer agent fees and expenses............................     14,776
Auction agent fees..........................................     13,314
Trustees' fees and expenses.................................      8,346
Custodian fees..............................................      5,769
Other.......................................................      9,843
                                                              ---------
    TOTAL EXPENSES..........................................    537,271

Less: expense offset........................................     (5,759)
                                                              ---------

    NET EXPENSES............................................    531,512
                                                              ---------

    NET INVESTMENT INCOME...................................  4,838,668
                                                              ---------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain...........................................    162,403
Net change in unrealized appreciation.......................    228,543
                                                              ---------

    NET GAIN................................................    390,946
                                                              ---------

NET INCREASE................................................ $5,229,614
                                                              =========

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

STATEMENT OF CHANGES IN NET ASSETS
                                                       FOR THE SIX
                                                       MONTHS ENDED    FOR THE YEAR
                                                        APRIL 30,         ENDED
                                                           2001       OCTOBER 31, 2000
--------------------------------------------------------------------------------------
                                                       (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income................................  $ 4,838,668      $  9,812,814
Net realized gain (loss).............................      162,403          (177,742)
Net change in unrealized appreciation................      228,543        11,830,021
                                                       -----------      ------------

    NET INCREASE.....................................    5,229,614        21,465,093
                                                       -----------      ------------
DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Preferred............................................     (987,634)       (2,101,017)
Common...............................................   (3,639,610)       (8,315,971)
                                                       -----------      ------------

    TOTAL DIVIDENDS..................................   (4,627,244)      (10,416,988)
                                                       -----------      ------------
Decrease from transactions in common shares of
 beneficial interest.................................   (1,903,840)       (4,412,532)
                                                       -----------      ------------

    NET INCREASE (DECREASE)..........................   (1,301,470)        6,635,573
NET ASSETS:
Beginning of period..................................  203,096,745       196,461,172
                                                       -----------      ------------

    END OF PERIOD
    (Including undistributed net investment income of
    $908,101 and $696,677, respectively)............. $201,795,275      $203,096,745
                                                       ===========      ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

NOTES TO FINANCIAL STATEMENTS April 30, 2001 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter California Quality Municipal Securities (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from both federal and California income taxes. The Trust was organized as a Massachusetts business trust on March 3, 1993 and commenced operations on September 29, 1993.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

NOTES TO FINANCIAL STATEMENTS April 30, 2001 (unaudited) continued


D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), formerly Morgan Stanley Dean Witter Advisors Inc., the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 2001 aggregated $9,676,700 and $12,018,785, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended April 30, 2001 included in Trustees' fees and expenses in the Statement of Operations amounted to $2,655. At April 30, 2001, the Trust had an accrued pension liability of $39,760 which is included in accrued expenses in the Statement of Assets and Liabilities.

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

NOTES TO FINANCIAL STATEMENTS April 30, 2001 (unaudited) continued


4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series 1 through 3 Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

                 AMOUNT IN            RESET         RANGE OF
SERIES  SHARES*  THOUSANDS*  RATE*     DATE     DIVIDEND RATES**
------  -------  ----------  -----   --------   ----------------
  1       260     $13,000    3.30%   05/01/01    2.00% - 5.05%
  2       240      12,000    3.60    05/03/01    3.00  - 4.264
  3       600      30,000    3.34    05/01/01    2.60  - 5.00

---------------------
 *  As of April 30, 2001.
** For the six months ended April 30, 2001.

Subsequent to April 30, 2001 and up through June 8, 2001, the Trust paid dividends to each of the Series 1 through 3 at rates ranging from 2.00% to 3.70% in the aggregate amount of $173,710.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

NOTES TO FINANCIAL STATEMENTS April 30, 2001 (unaudited) continued


5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                        CAPITAL
                                                                                        PAID IN
                                                                             PAR       EXCESS OF
                                                                SHARES      VALUE      PAR VALUE
                                                              ----------   --------   ------------
Balance, October 31, 1999...................................  10,973,913   $109,739   $157,045,862
Treasury shares purchased and retired (weighted average
  discount 7.60%)*..........................................    (363,000)    (3,630)    (4,408,902)
                                                              ----------   --------   ------------
Balance, October 31, 2000...................................  10,610,913    106,109    152,636,960
Treasury shares purchased and retired (weighted average
  discount 9.63%)*..........................................    (147,500)    (1,475)    (1,902,365)
                                                              ----------   --------   ------------
Balance, April 30, 2001.....................................  10,463,413   $104,634   $150,734,595
                                                              ==========   ========   ============

---------------------
* The Trustees have voted to retire the shares purchased.

6. FEDERAL INCOME TAX STATUS

At October 31, 2000, the Trust had a net capital loss carryover of approximately $7,496,000 which may be used to offset future capital gains to the extent provided by regulations, which is available through October 31 of the following years:

                   AMOUNT IN THOUSANDS
---------------------------------------------------------
        2002              2003     2004     2005     2006
      --------          --------   ----   --------   ----
       $5,005            $1,012    $113    $1,188    $178
       ======            ======    ====    ======    ====

7. DIVIDENDS TO COMMON SHAREHOLDERS

On March 27, 2001, the Trust declared the following dividends from net investment income:

 AMOUNT       RECORD        PAYABLE
PER SHARE      DATE          DATE
---------  ------------  -------------
 $0.0575    May 4, 2001   May 18, 2001
 $0.0575    June 8, 2001  June 22, 2001

8. EXPENSE OFFSET

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Trust.

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

NOTES TO FINANCIAL STATEMENTS April 30, 2001 (unaudited) continued


9. RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Trust may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

At April 30, 2001, the Trust did not hold positions in residual interest bonds.

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                          FOR THE SIX                FOR THE YEAR ENDED OCTOBER 31*
                                                         MONTHS ENDED     ----------------------------------------------------
                                                        APRIL 30, 2001*     2000       1999       1998       1997       1996
------------------------------------------------------------------------------------------------------------------------------
                                                          (unaudited)
SELECTED PER SHARE DATA:
Net asset value beginning of period...................       $13.96        $ 12.89   $  14.67    $ 13.90    $ 13.08     $12.70
                                                             ------        -------   --------    -------    -------     ------
Income (loss) from investment operations:
 Net investment income................................         0.46           0.91       0.90       0.91       0.91       0.89
 Net realized and unrealized gain (loss)..............         0.03           1.09      (1.77)      0.74       0.74       0.26
                                                             ------        -------   --------    -------    -------     ------
Total income (loss) from investment operations........         0.49           2.00      (0.87)      1.65       1.65       1.15
                                                             ------        -------   --------    -------    -------     ------
Less dividends from:
 Net investment income................................        (0.35)         (0.77)     (0.75)     (0.72)     (0.69)     (0.69)
 Common share equivalent of dividends paid to
   preferred shareholders.............................        (0.09)         (0.19)     (0.17)     (0.17)     (0.17)     (0.16)
                                                             ------        -------   --------    -------    -------     ------
Total dividends.......................................        (0.44)         (0.96)     (0.92)     (0.89)     (0.86)     (0.85)
                                                             ------        -------   --------    -------    -------     ------
Anti-dilutive effect of acquiring treasury shares.....         0.02           0.03       0.01       0.01       0.03       0.08
                                                             ------        -------   --------    -------    -------     ------
Net asset value, end of period........................       $14.03        $ 13.96   $  12.89    $ 14.67    $ 13.90     $13.08
                                                             ======        =======   ========    =======    =======     ======
Market value, end of period...........................       $12.42        $12.063   $ 12.188    $14.188    $12.688     $11.25
                                                             ======        =======   ========    =======    =======     ======
TOTAL RETURN+.........................................         5.74%(1)       5.32%     (9.28)%    18.01%     19.60%     10.13%

RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:
Total expenses.......................................          0.72%(2)(3)    0.78%(3)   0.76%(3)   0.74%(3)   0.76%      0.78%(3)
Net investment income before preferred stock
 dividends............................................         6.48%(2)       6.84%      6.35%      6.32%      6.82%      7.02%
Preferred stock dividends.............................         1.32%(2)       1.47%      1.19%      1.21%      1.26%      1.26%
Net investment income available to common
 shareholders.........................................         5.16%(2)       5.37%      5.16%      5.11%      5.56%      5.76%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............     $201,795       $203,097   $196,461   $216,951   $209,990   $204,531
Asset coverage on preferred shares at end of period...          367%           369%       357%       394%       382%       372%
Portfolio turnover rate...............................            5%(1)          5%         3%         4%         6%        --

---------------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 + Total return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
(1) Not annualized.
(2) Annualized.
(3) Does not reflect the effect of expense offset of 0.01%.

                          SEE NOTES TO FINANCIAL STATEMENTS

                      (This Page Intentionally Left Blank)

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS
----------------------------------
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Investment Advisors Inc.
Two World Trade Center
New York, New York 10048

The financial statements included herein have been taken from the records of the Trust without examination by the independent auditors and accordingly they do not express an opinion thereon.

MORGAN STANLEY
DEAN WITTER
CALIFORNIA QUALITY
MUNICIPAL SECURITIES


Semiannual Report
April 30, 2001